                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                            Cintech Solutions Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                             CINTECH SOLUTIONS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                                 PROXY STATEMENT

                               September 21, 2001

                      SOLICITATION OF PROXIES BY MANAGEMENT

         THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT AND BOARD OF DIRECTORS OF CINTECH SOLUTIONS, INC. OF PROXIES TO BE USED at the Annual Meeting of Shareholders of Cintech Solutions to be held on Tuesday, October 23, 2001, at The Westin Hotel Cincinnati, 21 East Fifth Street, Cincinnati, Ohio and at any adjournment thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The cost of this solicitation will be borne by Cintech Solutions. This Proxy Statement is being mailed to shareholders on or about September 21, 2001.

             APPOINTMENT OF PROXY HOLDERS AND REVOCATION OF PROXIES

         The persons whose names are printed on the accompanying Proxy are officers of Cintech Solutions. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER OF THE CORPORATION, OTHER THAN THE PERSONS DESIGNATED IN THE ACCOMPANYING FORM OF PROXY, TO ATTEND AND ACT ON BEHALF OF THE SHAREHOLDER AT THE MEETING. To exercise this right, a shareholder may either insert such other person's name in the blank space provided in the accompanying Proxy or complete another appropriate form of proxy.

         To be valid, a proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney. The proxy, to be acted upon, must be deposited with Cintech Solutions, c/o its agent, Computershare Investor Services, Inc, 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, by the close of business on the last business day prior to the date on which the meeting or any adjournment thereof is held, or with the chairman of the meeting on the day of the meeting or any adjournment thereof.

     A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the corporation in writing or in open meeting at any time before the earlier proxy is exercised on any particular matter or in any other manner permitted by law.


                                VOTING BY PROXIES

         On any ballot that may be called for regarding the election of directors and the appointment of auditors, the common shares represented by proxy will be voted or withheld from voting in accordance with the instructions of the shareholder indicated thereon. In the absence of such instructions with regard to the proposals, the shares will be voted FOR the election of the persons nominated for election as directors and FOR the appointment of auditors as referred to in this Proxy Statement.

         THE ENCLOSED PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS, AND WITH RESPECT TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT SUCH IS PERMITTED UNDER RULE 14A-4(c) OF THE SECURITIES EXCHANGE ACT OF 1934. AS OF THE DATE OF THIS PROXY STATEMENT, MANAGEMENT IS NOT AWARE OF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPOSED OR LIKELY TO COME BEFORE THE MEETING, OTHER THAN THAT SPECIFIED IN THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS. HOWEVER, IF ANY SUCH AMENDMENT, VARIATION OR OTHER MATTER PROPERLY COMES BEFORE THE MEETING, IT IS THE INTENTION OF THE PERSONS NAMED IN THE ENCLOSED FORM OF PROXY TO VOTE ON SUCH OTHER BUSINESS IN ACCORDANCE WITH THEIR JUDGMENT.

                     VOTING SHARES AND SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The number of shares entitled to be voted at the Annual Meeting of Shareholders as of September 10, 2001 is 12,327,727. Each shareholder is entitled to one vote for each share shown as registered in the shareholder's name on the list of shareholders prepared as of September 10, 2001. However, in the event of any transfer of shares by any such shareholder after such date, the transferee is entitled to vote those shares if he produces properly endorsed share certificates or otherwise establishes that he owns the shares, and requests the transfer agent, Computershare Investor Services, Inc., 100 University Ave., 8th Floor, Toronto, Ontario, M5J 2Y1, to include the transferee's name in the shareholders' list not later than ten days before the meeting. Absentions and shares not voted by brokers and other entities holding shares on behalf of beneficial owners will not be counted and will have no effect on any of the proposals submitted to a vote of the shareholders.

CERTAIN BENEFICIAL OWNERS

         Under Section 13(d) of the Securities Exchange Act of 1934 and the rules promulgated thereunder, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security. Such beneficial owner under this definition need not enjoy the economic benefit of such securities. To the knowledge of the directors and officers of Cintech Solutions, the persons who beneficially own or exercise control or direction over shares carrying more than 5% of the voting rights attached in all the shares of Cintech Solutions entitled to be voted at the Annual Meeting of Shareholders as of September 10, 2001 are as follows:

      TITLE OF             NAME AND ADDRESS OF           AMOUNT AND NATURE         PERCENTAGE OF OUTSTANDING
       CLASS                BENEFICIAL OWNER                 OWNERSHIP                   COMMON SHARES
--------------------- ------------------------------ --------------------------- -------------------------------
Common Stock          Diane M. Kamionka                3,431,529 shares owned                27.84%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          Bryant A. Downey                 1,717,652 shares owned                13.93%
                      2100 Sherman Avenue                   beneficially
                      Cincinnati, Ohio 45212

Common Stock          Frank W. Terrizzi                1,441,104 shares owned                11.69%
                      6494 N. Ventana Canyon Dr.            beneficially
                      Tucson, AZ 85750

Common Stock          S. William Miller                1,197,368 shares owned                 9.71%
                      7576 Silver Creek                     beneficially
                      Cincinnati, Ohio 45002

Common Stock          Clinton Springs Partnership      1,138,157 shares owned                 9.23%
                      36 East Fourth Street                 beneficially
                      Suite 905
                      Cincinnati, Ohio 45202

MANAGEMENT

         The following table sets forth the beneficial ownership of the Company's Common Stock by its directors, the named executive officers, and all directors and executive officers as a group, as of September 10, 2001:

                                        NAME AND                AMOUNT AND NATURE
                                      POSITION OF                 OF BENEFICIAL
      TITLE OF CLASS                BENEFICIAL OWNER               OWNERSHIP(1)            PERCENT OF CLASS
---------------------------- ------------------------------- ------------------------- -------------------------
       Common Stock                Diane M. Kamionka          3,431,529 shares owned            27.84%
                             President and Chief Executive         beneficially
                                        Officer

       Common Stock                 Bryant A. Downey          1,717,652 shares owned            13.93%
                              Chief Technology Officer and         beneficially
                                       Secretary

       Common Stock                Frank W. Terrizzi          1,441,104 shares owned            11.69%
                                        Director

       Common Stock                  Carol E. Snell                 54,000(2)                   0.44%
                                        Director

       Common Stock              Christopher D. Brennan             45,000(3)                   0.36%
                                        Director

       Common Stock                David J. Thibodeau                  Nil                       Nil
                               Vice President - Customer
                                    Support Services

       Common Stock                 Richard Durante                   4,000                     0.03%
                                 Vice President - Sales

       Common Stock                Michael E. Freese                   Nil                       Nil
                                   Director - Finance
                                    & Administration
     All Directors and                                           6,693,285 owned                54.29%
  Executive Officers as a                                          beneficially
     Group (8 persons)

(1) The persons and entities named in the above table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in other footnotes to this table, if any.
(2) Includes grants of options for 54,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.
(3) Includes grants of options for 45,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

     The following table sets forth certain information as to each person who currently serves as a director or executive officer of Cintech Solutions:


                                     PRINCIPAL OCCUPATION FOR        POSITION HELD WITH         SERVED AS DIRECTOR
NAME                         AGE     PAST FIVE YEARS                 CINTECH SOLUTIONS          OR OFFICER SINCE;
----------------------------------------------------------------------------------------------------------------------
Diane M. Kamionka            54      President and Chief Executive   President, Chief           1987
                                     Officer of Cintech Solutions    Executive Officer,
                                                                     Chairperson of the Board
                                                                     of Directors
Bryant A. Downey             38      Chief Technology Officer of     Secretary, Treasurer,      1987
                                     Cintech Solutions               Director
Frank W. Terrizzi            58      Retired Executive               Director                   1990
Carol E. Snell               52      Chairman, Nuasis                Director                   2001
Christopher D. Brennan       44      Vice Chairman, Mobileum, Inc.   Director                   2001
David J. Thibodeau           52      Vice President of Customer      Vice President of          1996
                                     Support Services for Cintech    Customer Support Services
                                     Solutions
Richard Durante              51      Vice President of Sales for     Vice President of Sales    2001
                                     Cintech Solutions
Michael E. Freese            45      Director of Finance &           Director of Finance &      2000
                                     Administrative Services for     Administrative Services
                                     Cintech Solutions

         Each of the officers has been engaged in their principal occupation indicated above for the previous five years, except for: (1) Mr. Durante who, prior to becoming an Executive Officer in 2001, was Vice President, National Accounts for Convergent Communications Services, Inc. from 1998 thru 2001 and Vice President, National Accounts for TIE Communications, Inc. from 1997 thru 1998, Regional Vice President, National Account Sales for TIE Communications from 1991 thru 1996; and (2) Mr. Freese who, prior to becoming an Executive Officer during 2000, was Controller for the Company from 1996 thru 1998.

         The principal business of Nuasis, of which Carol Snell is Chairman, is a provider of IP-based architecture for Internet contact centers. The principal business of Mobileum, of which Christopher Brennan is Vice Chairman, is a provider of wireless software infrastructure.

     None of the directors is a director or officer of any other public company. There are no transactions between Cintech Solutions and any director or officer of the company, or any immediate family members of a director or executive officer, in excess of $60,000.

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The number of directors of Cintech Solutions to be elected at the Annual Meeting of Shareholders is five. Diane M. Kamionka, Bryant A. Downey, Frank W. Terrizzi and Christopher D. Brennan are all current directors who have been nominated for re-election. The Board of Directors has also nominated Richard G. Reid to be elected as a member of the Board of Directors. Carol E. Snell has declined to stand for re-election. NOMINEES RECEIVING THE FIVE HIGHEST TOTALS OF VOTES CAST IN THE ELECTION WILL BE ELECTED AS DIRECTORS.


         The following table lists certain information concerning the persons who have been nominated for election as directors. The respective nominees have furnished the information as to the number of shares beneficially owned.


                                                                                            COMMON SHARES
                                           POSITION WITH CORPORATION OR                     BENEFICIALLY
                                            SIGNIFICANT AFFILIATES AND         DIRECTOR       OWNED OR
           NAME              Age         PRINCIPAL OCCUPATION OR BUSINESS        SINCE       CONTROLLED
---------------------------- --------- ------------------------------------- ------------ ------------------
Diane M. Kamionka               54     President and Chief Executive            1987          3,431,529
                                       Officer of Cintech Solutions
Bryant A. Downey                38     Chief Technology Officer of Cintech      1987          1,717,652
                                       Solutions
Frank W. Terrizzi               58     Retired Executive                        1990          1,441,104
Christopher D. Brennan          44     Vice Chairman of Mobileum, Inc           2001             45,000(1)
                                       (Solutions for wireless software
                                       infrastructure).
Richard G. Reid                 54     Retired Executive                         New             45,000(1)

(1) Includes grants of options for 45,000 shares that were awarded and subject to the provisions of the Amended and Revised Stock Option Plan.

         Except as set forth below, each of the foregoing nominees for directors of the corporation has been engaged for the past five years in his or her current occupation or in other capacities with the same entity. Mr. Reid is retired from a 31 year career with Nortel Networks. He held various positions at Nortel where he most recently served as President, Marketing, eBusiness Solutions from September 2000 through June 2001. Mr. Reid was also President, Emerging Service Provider Market Segment from December 1999 through August 2000, President of Nortel's Global Carrier Solutions from February 1999 through November 1999, Vice-President of North American Marketing DMS/Switching from September 1997 through February 1999, Vice-President, Global Marketing for Enterprise for Europe, Middle East and Africa from August 1996 through July 1997, and Managing Director, CPE for Europe, Middle East and Africa from July 1994 through July 1996.

         Management does not anticipate that any of the nominees for election as directors will be unable to serve as a director but, if that should occur for any reason prior to the meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee at their discretion. Each director elected will hold office until the next annual shareholders meeting and until his successor is elected or appointed, unless his office is earlier vacated.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Cintech Solutions' officers and directors and persons who own more than 10% of any class of equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required to furnish the company copies of all Section 16(a) forms they file. During fiscal 2001, two directors of Cintech Solutions, Carol Snell and Christopher Brennan, inadvertently filed Form 3 information after the due date for such filing. Based solely upon a review of the Section 16(a) forms furnished to Cintech Solutions during fiscal 2001, all directors, officers and greater than 10% shareholders, with the exceptions of Ms. Snell and Mr. Brennan, filed the reports required by Section 16(a) on a timely basis.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         In the fiscal year ended June 30, 2001, the Board of Directors met on four (4) occasions. Each incumbent director attended all of the meetings of the Board of Directors held during the fiscal year (during the period he or she has been a director). Each incumbent director attended at least 75% of the meetings held by all committees of the Board of Directors on which he or she served during the fiscal year (during the period he or she served as a member of any such committee).

Cintech Solutions has an Audit Committee of the Board of Directors. The Audit Committee, which held three (3) meetings during fiscal 2001, recommends to the entire Board of Directors the independent auditors to be employed by Cintech Solutions, consults with the independent auditors with respect to their audit plans, reviews the independent auditors' audit report and any management letters issued by the auditors, and consults with the independent auditors with regard to financial reporting and the adequacy of internal controls. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this proxy statement as Appendix A. The members of the Audit Committee during fiscal 2001 were Christopher D. Brennan, Carol E. Snell, and Frank W. Terrizzi. All of the members of the Audit Committee are independent, as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. In order to be considered independent under Rule 4200(a)(15) of the NASD's listing standards, a member cannot:

         (1)      be an employee or officer of Cintech Solutions;
         (2) have a relationship that would interfere with the exercise of independent judgment;
         (3) have been an employee of the Company or its affiliates within the three past years;
         (4) have received compensation in excess of $60,000 in the prior fiscal year other than compensation for board service, benefits under a qualified plan, or non-discretionary compensation;
         (5) have an immediate family member who is an executive officer of the Company; or
         (6) be an executive officer of a company to which Cintech Solutions has made payments to, or received payments from, that exceeded 5% of Cintech Solutions' gross revenues or $200,000, whichever is greater, in any of the past three years.

         Cintech Solutions has a Compensation Committee of the Board of Directors, which held one (1) meeting during fiscal 2001. The Compensation Committee determines the compensation arrangements for the President and Chief Technology Officer of Cintech Solutions and reviews proposed changes in management organization. The present members of the Compensation Committee are Frank W. Terrizzi, Carol E. Snell and Christopher D. Brennan.

         Cintech Solutions also has a Stock Option Committee, which administers its stock option plan, the present members of which are the current members of the board of directors. None of the members of the Stock Option Committee have received or shall receive any options under the Company's current stock option plan with the exception of Mr. Brennan, who was awarded grants of options for 45,000 shares and Ms. Snell who was awarded grants of options for 54,000 shares. Both awards were subject to the provisions of the Amended and Revised Stock Option Plan. This Committee met once during fiscal 2001.

                             AUDIT COMMITTEE REPORT

         The following Audit Committee Report is provided in accordance with the rules and regulations of the SEC.

         The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. The committee has also reviewed and discussed with Deloitte & Touche LLP, their independent auditors, the matters required to be discussed by SAS 61, as may be modified or supplemented.

         The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, as discussed with Deloitte & Touche LLP its independence.

         Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Cintech Solutions' Annual Report on Form 10-KSB for the fiscal year ended June 30, 2001 for the filing with the Securities and Exchange Commission.

This report has been provided by the Audit Committee.

                             Christopher D. Brennan
                                 Carol E. Snell
                                Frank W. Terrizzi

                     COMPENSATION OF DIRECTORS AND OFFICERS

         The following table sets forth the compensation earned by and paid to the Chief Executive Officer and the other most highly compensated executives who were serving as executive officers at the end of the most recently completed fiscal year, who received total salary, bonus, and other compensation which exceeded $100,000. There are no other named executive officers who would have received total salary, bonus, and other compensation which exceeded U.S. $100,000. In addition, there were no individuals for whom disclosure would have been provided under the previous sentence but for the fact that the individual was not serving as an officer of Cintech Solutions at the end of the most recently completed financial year end.

                           SUMMARY COMPENSATION TABLE

                          ANNUAL COMPENSATION                               LONG-TERM COMPENSATION
                      ---------------------------                      --------------------------------
     NAME AND       FISCAL     SALARY       BONUS      OTHER ANNUAL     SECURITIES       RESTRICTED        LTIP            ALL
    PRINCIPAL        YEAR        ($)        ($)(1)     COMPENSATION        UNDER         SHARES OR       PAYOUTS          OTHER
     POSITION                                             ($) (2)         OPTIONS/       RESTRICTED        ($)      COMPENSATION ($)
                                                                           SAR'S            SHARE
                                                                        GRANTED (#)       UNITS ($)
------------------- -------- ------------ ----------- ---------------- -------------- ----------------- ----------- ----------------
Diane M. Kamionka    2001     $201,446       Nil          $7,944           Nil              Nil            Nil             Nil
President & Chief    2000     $201,158     $142,540       $8,385           Nil              Nil            Nil             Nil
Executive Officer    1999     $176,215     $317,016        Nil             Nil              Nil            Nil             Nil


Bryant A. Downey,    2001     $186,156     $ 25,000        Nil             Nil              Nil            Nil             Nil
Chief Technology     2000     $171,122     $ 15,000        Nil             Nil              Nil            Nil             Nil
Officer              1999     $141,284     $ 25,000        Nil             Nil              Nil            Nil             Nil


David J.             2001     $130,118     $  5,000        Nil             Nil              Nil            Nil             Nil
Thibodeau,           2000     $110,343     $ 25,295        Nil             Nil              Nil            Nil             Nil
Vice President -     1999     $101,399     $ 43,115        Nil             Nil              Nil            Nil             Nil
Customer Support
Services

Michael E.           2001     $102,348     $ 17,000        Nil             Nil              Nil            Nil             Nil
Freese,              2000     $ 96,317     $ 15,000        Nil             Nil              Nil            Nil             Nil
Director of          1999     $ 86,371     $ 12,000        Nil             Nil              Nil            Nil             Nil
Finance &
Administration

(1) Amounts are on an earned basis and may not have actually been paid as of fiscal year end. Messr. Thibodeau's bonus compensation includes both earned commission and bonus income.
(2) The amount in this column represents personal use of a company-provided automobile.

STOCK OPTIONS

         The following table sets forth information regarding stock options granted to the Named Executive Officers in fiscal 2001:

                        OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                         --------------------------------------------------------------
                           NUMBER OF       % OF TOTAL
                           SECURITIES       OPTIONS       EXERCISE OR
                           UNDERLYING      GRANTED TO     BASE PRICE
         NAME               OPTIONS       EMPLOYEES IN      ($/SH.)       EXPIRATION
                         GRANTED # (1)        (2)         FISCAL YEAR        DATE
------------------------ --------------- --------------- -------------- ---------------
Diane M. Kamionka                     -               -              -               -

Bryant A. Downey                      -               -              -               -
David J. Thibodeau               12,000      3.06%            $2.33/Sh    July 1, 2010

Michael E. Freese                12,000      3.06%            $2.33/Sh    July 1, 2010

(1) In fiscal 2001, the Company granted a total of 392,600 stock options (75,000 on May 1, 2001, 25,000 on November 13, 2000, 90,000 on October
         25, 2000, and 202,600 on July 1, 2000).
(2) Percentages based upon the total stock options granted (392,600) in fiscal 2001.

         The following table sets forth information regarding stock options exercised by the Named Executive Officers during the last fiscal year and the value of unexercised in-the-money options held by such named Executive Officers as of September 10, 2001:


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

                            AND FY-END OPTION VALUES

                                                                 NUMBER OF SECURITIES                  VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED                    IN-THE-MONEY
                                  SHARES                          OPTIONS AT FY-END (#)                OPTIONS AT FY-END ($)
                               ACQUIRED ON       VALUE         ----------------------------      ---------------------------------
           NAME                EXERCISE (#)    REALIZED ($)    EXERCISABLE    UNEXERCISABLE      EXERCISABLE         UNEXERCISABLE
           ----                ------------    ------------    -----------    -------------      -----------         -------------
Diane M. Kamionka                        -               -             -                 -                -                   -
Bryant A. Downey                         -               -             -                 -                -                   -
David J. Thibodeau                       -               -        50,000            37,000          $ 3,375             $ 1,125
Michael E. Freese                        -               -        43,250            38,250          $ 2,250             $   750

COMPENSATION OF DIRECTORS

         Beginning in fiscal 2001, the Company compensated newly elected non-employee directors (elected for the first time) with 45,000 stock options granted in accordance with the provisions of the Amended and Revised Stock Option Plan. On October 25, 2000, 45,000 stock options each were awarded to Christopher D. Brennan and Carol E. Snell.

         The Company reimburses any such non-employee directors for travel expenses incurred in attending meetings of the Board and its committees.

EMPLOYMENT AGREEMENTS

         The Company is not a party to any employment contracts.

                      PROPOSAL 2 -- APPOINTMENT OF AUDITORS

         The accounting firm of Deloitte & Touche LLP is presently serving as Cintech Solutions' independent accounting firm. Deloitte & Touche LLP also served as Cintech Solutions' independent auditors with respect to Cintech Solutions' financial statements for the fiscal year ended June 30, 2001.

         At the Annual Meeting of Shareholders, the Board of Directors proposes to appoint Deloitte & Touche LLP as auditors of Cintech Solutions to hold office until the next annual meeting of shareholders at remuneration to be fixed by the Board of Directors. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting to respond to any questions that may arise.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS. The affirmative vote of the holders of a majority of the outstanding shares of Cintech Solutions common stock is necessary for the appointment of Deloitte & Touche LLP as the company's independent auditors.

AUDIT FEES

     The aggregate fees billed for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for its audit of the Company's annual financial statements for the year ended June 30, 2001 and for its reviews of the unaudited quarterly financial statements contained in the reports on Firm 10-QSB filed by the Company during that year amounted to $56,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION AND OTHER SERVICES

     There were no services rendered in connection with financial information systems design and implementation.

ALL OTHER FEES

     The aggregate fees billed for all services rendered by Deloitte other than the Audit Fees described above, during the year ended June 30, 2001 amounted to $25,405. The Audit Committee did consider whether Deloitte's provision of such non-audit related services was compatible with maintaining the independence of Deloitte and concluded that it was compatible with maintaining such independence.

                           2002 SHAREHOLDER PROPOSALS

         In order for any shareholder proposals for the 2002 Annual Meeting of Shareholders to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting, they must be received by the Secretary of Cintech Solutions at 2100 Sherman Avenue, Cincinnati, Ohio 45212, prior to May 24, 2002. The form of proxy we distribute with respect to the 2002 Annual Meeting of Shareholders may include discretionary authority to vote on any matter that is presented to the shareholders at the meeting (other than by management) if the Secretary of Cintech Solutions does not receive notice of that matter at the above address prior to August 7, 2002.

                                  OTHER MATTERS

         The Board of Directors does not know of any other business to be presented at the Annual Meeting of Shareholders and does not intend to bring other matters before the meeting. However, if other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of Cintech Solutions. The contents and the sending of this Proxy Statement have been approved by the Board of Directors.




DATED:  September 21, 2001


/s/ Bryant A. Downey

Bryant A. Downey
Secretary

                             CINTECH SOLUTIONS, INC.
                               2100 SHERMAN AVENUE
                             CINCINNATI, OHIO 45212

                                      PROXY

The undersigned shareholder of Cintech Solutions, Inc. (the "Corporation") hereby appoints DIANE M. KAMIONKA or, failing her, BRYANT A. DOWNEY, or _____________________________ (complete blank only to appoint someone other than Ms. Kamionka or Mr. Downey) as proxy, to attend, act and vote for the undersigned at the annual meeting of shareholders of the Corporation, to be held on Tuesday, October 23, 2001 and at any adjournment thereof in the following manner:

Please mark X in the appropriate box. The Board of Directors recommends a FOR vote on each proposal.

1.   To elect Directors:
        [ ]  FOR all nominees listed below              [ ]  WITHHOLD AUTHORITY
             (except as marked to the contrary below)

         DIANE M. KAMIONKA, BRYANT A. DOWNEY, FRANK W. TERRIZZI,
         CHRISTOPHER D. BRENNAN,  RICHARD G. REID


        (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below)



2.   To appoint Deloitte &Touche LLP as auditors:

              [ ]   FOR           [ ]   ABSTAIN          [ ]   AGAINST



3. In its discretion, the proxy is authorized to vote upon variations or amendments to the matters identified above and such other business as may properly come before the meeting or any adjournment thereof to the extent such is permitted under Rule 14a-4(c) of the Securities Exchange Act of 1934.



The undersigned hereby revokes any proxies dated prior to the date hereof.

DATED                           , 2001
         ----------------- -----


-----------------------------------        ------------------------------------
(Signature of Shareholder)                 (Signature of Joint Shareholder)

-----------------------------------        ------------------------------------
(Print Name)                               (Print Name)

             Please sign this Proxy as your name appears on your stock certificate(s). ALL JOINT OWNERS MUST SIGN. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. If shares are registered in the name of an executor, administrator, trustee or similar holder, such holder must set out his/her full title and sign the proxy exactly as registered. If shares are registered in the name of a deceased or other shareholder, the shareholder's name must be printed in the space provided, the proxy must be signed by the legal representative with his/her name printed below his/her signature and evidence of authority to sign on behalf of the shareholder must be attached to the proxy.

             If the form proxy is not dated in the blank space above, the proxy is deemed to bear the date on which it is mailed by the person making the solicitation. This proxy ceases to be valid one year from its date.

             You may appoint any person, who need not be a shareholder, as nominee, other than those persons specifically named above, to attend and act on the shareholder's behalf at the meeting by inserting the name of such person in the blank space provided above or by completing another appropriate form of proxy.

             Your shares will be voted in accordance with your instructions given above. If no instructions are given for a particular item, your shares will be voted for that item.

             A shareholder who has given a proxy may revoke it by depositing a later dated proxy executed by the shareholder at the registered office of the Corporation at any time up to and including the last business day prior to the day the meeting or any adjournment thereof is to be held, or by giving notice of revocation to the Chairman or Secretary of the Corporation in writing or in open meeting at any time before the eariler proxy is exercised on any particular matter or in any other manner permitted by law.